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                                                                   EXHIBIT 10.28

                                      FIRST
                               AMENDMENT TO LEASE

         THIS AMENDMENT, Made and entered into as of the 18th day of September, 2003, by and between Highlands Park Associates, Landlord, and BioSante Pharmaceuticals, Inc., Tenant.

                              W I T N E S S E T H:

         WHEREAS, under date of September 15, 1997, Landlord and Tenant entered into a written lease (the "Lease") covering the premises located at 4600 A&B Highlands Parkway, Smyrna, Cobb County, Georgia 30082, and

         WHEREAS, the parties desire to amend said lease as set out hereinafter,

         NOW, THEREFORE, for One ($1.00) Dollar and other valuable consideration paid by each of the parties to the other, receipt of which is hereby acknowledged, it is agreed between the parties as follows:

         This Amendment is effective November 1, 2003, and is subject to all the terms and conditions of the aforementioned lease, which lease shall remain in full force and effect, except that:

         1. SECTION 2, TERM. The Term of the Lease is extended through October 31, 2004, at midnight, unless sooner terminated as herein provided.

         2. SECTION 3, RENT. Beginning November 1, 2003, through the expiration of the Term, Monthly Minimum Base Rent shall be SEVEN THOUSAND FOUR HUNDRED ($7,400.00) DOLLARS.

         3. EARLY TERMINATION. Either Landlord or Tenant may terminate this Lease prior to the expiration date of the Term provided that the terminating party give the other party at least sixty days prior written notice of its intent to terminate early. If the Lease is terminated early, then the resultant expiration date of the Term shall be at the end of a calendar month.

         4. OPTION TO RENEW LEASE. Tenant did not exercise its right to renew the Lease under Section 47 of the Lease and no further options to renew exist.

         5. RESTORATION. Both parties acknowledge and agree that the terms and conditions of Section 49 of the Lease shall survive the original expiration of the Lease and continues in full force and effect. Landlord hereby rescinds its notice/request to restore the Premises at this time, in accordance with Landlord's letter/fax to Tenant dated September 25, 2003.

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         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the date and year first above written.

                                          LANDLORD: HIGHLANDS PARK ASSOCIATES

                                                By: Denard Cobb Properties, Inc.
                                                    Managing General Partner

                                          /s/ Don W. Denard
                                          --------------------------------------
                                          By:  Don W. Denard
                                          Its: President

                                          TENANT: BIOSANTE PHARMACEUTICALS, INC.

                                          /s/ Stephen M. Simes
                                          --------------------------------------
                                               (Signature)

                                          By: Stephen M. Simes
                                          --------------------------------------
                                               (Print Name)

                                          By: CEO and President
                                          --------------------------------------
                                               (Title)